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Eagle Hedge Positions (as of August 21, 2012)
Eagle Hedge Positions (as of August 21, 2012)
Commodity Hedges
(1)
Q3 2012
(2)
Q4 2012 2013 2014
WTI Swaps (Bbls) 30,904 79,904 237,600 156,000
Average Price ($/Bbl) $96.07 $96.07 $96.17 $93.00
WTI Collars (Bbls) 94,500 94,500 203,004 143,400
Average Floor ($/Bbl) $90.29 $90.29 $85.27 $89.00
Average Ceiling ($/Bbl) $106.08 $106.08 $100.70 $98.41
Natural Gas Swaps (Mmbtu) 524,400 524,400 - -
Average Price ($/Mmbtu) $6.06 $6.06 - -
Natural Gas Collars (Mmbtu) 372,000 372,000 2,232,996 1,685,004
Average Floor ($/Mmbtu) $2.83 $2.83 $3.68 $3.99
Average Ceiling ($/Mmbtu) $3.44 $3.44 $4.91 $5.09
NGL Swaps (Gallons) 4,107,600 4,107,600 10,836,000 6,363,000
Average Price ($/Gallon) $1.63 $1.63 $1.51 $1.48
(1) Data provided by Eagle Energy
(2) Q3 2012 includes July, August, and September
Exhibit 99.1